Copyright 2023 Baker Hughes Company. All rights reserved. The information contained in this document is company confidential and proprietary property of Baker Hughes and its affiliates. It is to be used only for the benefit of Baker Hughes and may not be distributed, transmitted, reproduced, altered, or used for any purpose without the express written consent of Baker Hughes. Investor Overview September 2023 Exhibit 99.1

Copyright 2023 Baker Hughes Company. All rights reserved. This presentation (and oral statements made regarding the subjects of this release) may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, (each a “forward-looking statement”). The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “project,” “foresee,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. There are many risks and uncertainties that could cause actual results to differ materially from our forward-looking statements. These forward-looking statements are also affected by the risk factors described in the Company’s annual report on Form 10-K for the period ended December 31, 2022 and those set forth from time to time in other filings with the Securities and Exchange Commission (“SEC”). The documents are available through the Company’s website at: www.investors.bakerhughes.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval (“EDGAR”) system at: www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement. The Company presents its financial results in accordance with GAAP; however, management believes that using additional non-GAAP measures will enhance the evaluation of the profitability of the Company and its ongoing operations. See the Appendix of this presentation for a reconciliation of GAAP to non-GAAP financial measures. 2

Overview & Strategy Copyright 2023 Baker Hughes Company. All rights reserved.3

Copyright 2023 Baker Hughes Company. All rights reserved. Note all data as of December 31, 2022 *Number of employees as of June 30, 2023 BAKER HUGHES We take energy forward— making it safer, cleaner, and more efficient for people and the planet ~57,000 Employees* 217 Perfect HSE days in 2022 120+ Countries $556M R&D spend in 2022 $21.2B Revenues 2022 >2,200 Patents awarded in 2022 4

BAKER HUGHES OVERVIEW
5

Leading Energy Technology Company

Baker Hughes has a diverse portfolio of technologies & services across the energy landscape


RELIABLE ENERGY PRODUCTION
SUSTAINABLE ENERGY
EFFICIENT ENERGY
OILFIELD SERVICES & EQUIPMENT
INDUSTRIAL & ENERGY TECHNOLOGY
Baker Hughes
AN ENERGY TECHNOLOGY COMPANY
Production Solutions
Well Construction
Oilfield optimization
New Energy & carbon management
Gas Technology
Industrial Technology
Climate Technology
Industrial Asset Management

Providing equipment & solutions to help solve the world's greatest energy challenges

OFSE

OFSE technology leader ... ~70% international, ~40% offshore & ~35% production-weighted

Expertise in ... directional drilling ... well construction ... production maintenance and enhancement

New Energy ... leveraging subsurface to surface portfolio to provide long-term growth in geothermal & CO_2 storage

IET

Leading driver & compression technology for LNG, upstream & industrial applications

Expertise in compression & power generation equipment & aftermarket services ... condition monitoring & inspection

New Energy ... existing core technologies enable opportunities in carbon capture, hydrogen, clean power solutions and emissions abatement

Copyright 2023 Baker Hughes Company. All rights reserved.

Baker Hughes

CUSTOMER LANDSCAPE 6

Baker Hughes portfolio aligning with customer needs

Solving the Energy Trilemma is driving increased collaboration, integration and connectivity

Customer Forces

- Increasing investment in gas value chains
- Development of New Energy portfolios
- Earlier engagement at the master planning phase
- Increased project integration – providing equipment & full solutions

Existing customers are evolving, and new customers are emerging

New Project Types[1]	Baker Hughes Solutions[2]
Carbon Capture & Storage	Capture + Compression + Storage Wells + Monitoring
Clean Power	Combustor + Turboexpander + Compression + Storage Wells
Blue / Green H_2 & Ammonia	Capture + Compression + Turbines + Pumps + Valves + Storage Wells
Microgrid Solutions	H2 Turbines + Heat Recovery
Geothermal Power	Geothermal Wells + Steam Turbines
Offshore Projects & CO_2 Injection	Production Wells + Subsea Equipment + FPSO Power Gen + CO2 Compression

New Energy projects offer increased scope for Baker Hughes

Our span of capability across the value chain provides compelling investment case

Copyright 2023 Baker Hughes Company. All rights reserved.

Note: 1. select list of illustrative projects – not an exhaustive list. 2. illustrative examples of the types of equipment provided to projects – not an exhaustive list.

Baker Hughes

ENERGY ECOSYSTEM 7

Baker Hughes … enabling the circular energy economy

Leveraging our unique combination of capabilities to accelerate GHG emission reductions for customers



Illustrative interconnected low carbon energy ecosystem
SNG gas sales
CO_2 Utilisation
E-fuels
Hydrogen Power Gen
Hydrogen Production
Energy Storage
Renewable Sources
Offshore Electrification
EOR
CO_2 Storage
Ammonia
Clean Power
Microgrid
Upstream Oil & Gas
Carbon Capture
CO_2
Utility terminal
Local industry
Battery factories
Power Grid
Underground Gas Storage
LNG

Energy Transition does not mean energy "subtraction"…

Increasing energy demand requires collaboration across energy value chains…

The energy system is becoming increasingly interconnected

Copyright 2023 Baker Hughes Company. All rights reserved.

Baker Hughes

Well positioned for oil & gas and New Energy growth opportunities 8PORTFOLIO VIS ION Irrespective of the adoption, pace and the path of the Energy Transition OFS DS TPS OFE BAKER HUGHES PORTFOLIO VISION IET OFSE IET OFSE NEW ENERGY IET OFSE NEW ENERGY 2030s & BEYONDTODAY20172000s – MID-2010s Mid-to-late 2020s Copyright 2023 Baker Hughes Company. All rights reserved. EXPOSURE TO MULTIPLE GROWTH VECTORS • Subsurface to surface integration • Rising levels of investment in gas value chains • The drive for increased energy efficiency in industrial processes • Decarbonization of traditional energy sources • The creation of the Hydrogen Economy • The rebound in investment in international oil & gas • Increased digitalization and the use of remote operations in oil & gas

Copyright 2023 Baker Hughes Company. All rights reserved. BAKER HUGHES PR IORIT IES Sharpening our focus on building a differentiated Energy Technology Company TOP PRIORITIES Committed to enhancing shareholder value Optimize corporate structure to enhance our margin and return profile Capitalize on the growth opportunities across OFSE and IET Targeting EBITDA margins of 20+% in OFSE & IET by 2025/2026, and increasing ROIC to 15% and 20%, respectively Increasing R&D to advance our New Energy technology portfolio in hydrogen, carbon capture and clean power Flexible capital allocation policy to balance returning cash to shareholders (60-80% of FCF1) while investing for growth 1. Free Cash Flow (FCF) is a non-GAAP measure – see appendix for GAAP to non-GAAP reconciliations. 9

STRATEGY 10

Portfolio balances cyclical durability & leverage to multiple growth vectors

Focused on driving growth and optimizing organizational structure

1. Changing the way we operate

Fundamentally re-wiring the organization

Simplifying reporting lines and eliminating duplication

Taking measured steps to upgrade our financial reporting systems

UPSIDE OPPORTUNITIES BEYOND INITIAL TARGETS

20+%
OFSE/IET EBITDA margins targeted in '25/'26

2. Capitalizing on growing energy needs

Internationally focused OFSE portfolio (73% in 1H'23)[1]

Unique LNG liquefaction & modularization capability

Commercial H_2 and CO_2 turbomachinery offering

COMPLEMENTED BY A DIVERSE PORTFOLIO OF DECARB & DIGITAL TECH

$11.5B-$12.5B
Exp. IET Orders in 2023

3. Investing for the future

Focus OFSE organic & inorganic spending across brownfield oil & gas fields

IET capital allocation towards developing New Energy & Digital offering

Disciplined strategy targeting high return, bolt-on acquisitions

TARGETED INVESTMENTS TO GROW PORTFOLIO ACROSS OFS BROWNFIELD, DIGITAL & NEW ENERGY

~$650+M
Expected R&D spend in '23, with increasing focus on New Energy

Continuously striving to enhance returns across the organization

Copyright 2023 Baker Hughes Company. All rights reserved.
1. 73% of 1H'23 OFSE revenues were international

Baker Hughes

STRATEGY 11

1. Changing the way we operate

All actions executed to deliver $150+M cost-out target by year end

	OILFIELD SERVICES & EQUIPMENT (OFSE)	INDUSTRIAL & ENERGY TECHNOLOGY (IET)	CORPORATE FUNCTIONS
COST OUT TARGET	**$60+M**	**$50+M**	**$40+M**
ACTIONS TAKEN	Combination of legacy OFS and OFE businesses Streamlined functions and management layers	Combination of legacy TPS and DS businesses Key leadership changes	Simplified ELT structure Moved activities & resources into segments Simplified reporting lines and eliminated duplication

Focused on driving margins above targets

20+%
EBITDA margin target across OFSE & IET[1]

15%
OFSE ROIC[1]

20%
IET ROIC[1]

Taking first steps in multi-year operational and margin optimization process – additional cost reduction opportunities identified for 2024 and beyond

Copyright 2023 Baker Hughes Company. All rights reserved.

1. Target for 2025/2026

Baker Hughes

STRATEGY Copyright 2023 Baker Hughes Company. All rights reserved. Increasing energy demand through ~2040 KEY ENERGY THEMES:PRIMARY GLOBAL ENERGY DEMAND 1: In order to reduce emissions and meet growing overall energy demand, increased investment is required in all forms of low-carbon energy sources Oil & Gas to maintain share of the energy mix LNG demand growth to accelerate Renewable energy gains material share in the 2030s - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20 00 20 05 20 10 20 15 20 20 20 22 20 25 20 30 20 35 20 40 Pr im ar y En er gy D em an d Gas Oil Coal Nuclear Hydro Renewables Biomass & Other 1. Source: S&P Global historical data & Baker Hughes company estimates. 2. Capitalizing on growing energy needs Significant near, medium & long-term tailwinds across our portfolio Increased energy efficiency driven by digitalization 12

STRATEGY 13

3. Investing for the future

R&D and investments focused on highest return, highest impact & highest growth opportunities

Continuing to prioritize R&D investment across the portfolio …


IET R&D
OFSE R&D
Other
R&D Investment US$M
$700M
$687M
$595M
$492M
$556M
~$650M+
2018
2019
2020
2021
2022
2023E

% BKR Rev.	3.1%	2.9%	2.9%	2.4%	2.6%	~2.6%+

… while also deploying capital in early-stage technologies[1]

$0.2-0.3B Investment in early-stage technologies past 2 years

Focused on adding capabilities in areas of CCUS, H2 & Clean Power

NETPOWER	The future of gas fired power generation
Compact Carbon Capture	Low LCOC[2] for small emitters
EKONA	Net-zero H2
SRI International	Gen II Solvent for large scale Carbon Capture
mosaic materials	MOFs[3] platform for Direct Air Capture

+ Additional 7 investments

Copyright 2023 Baker Hughes Company. All rights reserved.

1. Technology investment represents small acquisitions and equity investments in incubator stage technology companies focused in the areas of CCUS, H2, Geothermal, Clean Power and Industrial Asset Management.
2. Levelized Cost of Capture
3. Metal-organic Framework

Baker Hughes

CAPITAL ALLOCATION

14

Flexible capital allocation policy

Prioritizing a strong balance sheet and returning capital to shareholders

60%-80% FCF[4] (Dividends and Buybacks)

	Balance Sheet	Technology Investment[1]	Dividends	Buybacks	M&A
PRIORITY	Balance Sheet	Technology Investment[1]	Dividends	Buybacks	M&A
PHILOSOPHY	• Maintain a strong balance sheet • Maintain optionality to pay down near-term debt maturities	• Focus growth capital on highest return, highest impact, highest growth opportunities across the portfolio	• Prioritize dividend growth supported by continued margin improvement & structural growth in IET	• Repurchase shares to offset share-based compensation • Opportunistic share repurchases to meet shareholder return framework	• Disciplined strategy targeting high return, bolt-on acquisitions • Selectively recycle capital from divestments & equity investments
STATUS	**1.1X** Net Debt / LTM Adj. EBITDA[2] **$5.8B** Liquidity[3]	**$0.2-0.3B** Investment in early-stage technologies past 2 years	**$0.20/sh** Increased dividend by 11% past 12 months[5]	**$99M** Share repurchases in 1H'23	**~$150M** Net proceeds from acquisitions and divestments in 1H'23

Copyright 2023 Baker Hughes Company. All rights reserved.

1. Technology investment represents small acquisitions and equity investments in incubator stage technology companies focused in the areas of CCUS, H2, Geothermal, Clean Power and Industrial Asset Management.
2. Net Debt / LTM Adj. EBITDA is a non-GAAP measure – see appendix for GAAP to non-GAAP reconciliations
3. As of June 30, 2023: Cash and cash equivalents of $2,805 million and a $3 billion committed unsecured revolving credit facility
4. Free Cash Flow (FCF) is a non-GAAP measure – see appendix for GAAP to non-GAAP reconciliations.
5. Increased dividend amount ($0.20) was announced on July 27, 2023

Baker Hughes

BKR Revenue $24.8 - $26B Adj. EBITDA $3.65 - $3.8B Outlook GUIDANCE 3Q’23 Outlook IET Revenue $2.45 - $2.75B EBITDA $355 -$415M OFSE Revenue $3.8 - $4.0B EBITDA $635 - $695M Other Corporate costs1 Approx. $95M D&A Approx. $280M BKR Revenue $6.4 - $6.6B Adj. EBITDA $930 - $990M 2023 Outlook IET Orders $11.5 - $12.5B Revenue $9.65- $10.35B EBITDA $1.4 - $1.6B OFSE Revenue $15.1 - $15.7B EBITDA $2.5 - $2.7B Other Corporate costs $370M - $390M D&A Approx. $1.1B Adj. Effective Tax Rate 32.5% - 37.5% Note: EBITDA. Adj. EBITDA and Adj. Effective Tax Rate are non-GAAP measures – see appendix for EBITDA reconciliation. Adj. EBITDA and Adj. Effective Tax Rate are non-GAAP financial measures. Management cannot reliably predict or estimate, without unreasonable effort, the impact and timing on future operating results arising from items excluded from Adj. EBITDA or Adj. ETR. We therefore do not present a guidance range or reconciliation to the nearest GAAP financial measure. 1. Corporate costs guidance is stated at the Operating Income level. Corporate costs guidance at the EBITDA level is Approx. $90M. 15 Copyright 2023 Baker Hughes Company. All rights reserved.

Industrial & Energy Technology Copyright 2023 Baker Hughes Company. All rights reserved.16

IET MACRO OUTLOOK

17

Strong IET macro tailwinds in LNG & offshore oil & gas

Supplemented by early Hydrogen & CCUS project development

LNG FIDs & Outlook[1]:


FID Taken
FID Expected
MTPA
20
71
3
50
36
53
65+
~65
~30-60
2018
2019
2020
2021
2022
2023
2024
2025
2026+

KEY IET THEMES:

Robust pipeline of LNG projects in line to take FID

- Gulf Coast LNG dominating near-term FIDs
- International projects in Middle East, Africa & East Med gaining traction
- Almost $6B of LNG orders over the past six quarters

Offshore renaissance driving OOP opportunities

- Healthy pipeline of FPSO projects as deepwater development recovers
- Latin America driving near-term orders, Africa & onshore Middle East show promise
- OOP orders approach $3B over the past six quarters

Encouraging levels of early New Energy activity

- Majors, NOCs & Industrial Gas companies driving near-term activity
- Focus on carbon capture and offshore re-injection, Green & Blue H_2 production and ammonia plants
- Booked ~$370M IET New Energy orders 1H'23 vs. ~$350M all of '22

Uniquely positioned to capitalize on unfolding LNG & OOP cycles
Leveraging decades of experience in CO_2 & Hydrogen to participate in early projects

Copyright 2023 Baker Hughes Company. All rights reserved.

1. Source: S&P Global Liquefaction Database & Baker Hughes company estimates

Baker Hughes

IET PORTFOLIO OVERVIEW
18

Setting up IET for the next phase of growth

Re-aligning product lines and simplifying the business to drive margin improvement – effective October 1st

FY 2022 Revenues

GAS TECHNOLOGY		INDUSTRIAL TECHNOLOGY			
Equipment	Services	Condition Monitoring	Inspection	Pumps, Valves & Gears	PSI & Controls[1]
$2.6B	$2.4B	$0.5B	$1.0B	$0.8B	$0.6B

HORIZONTAL GROWTH AREAS
- Climate Technology Solutions
- IET Digital

Current portfolio mapping is evolving to the following simplified structure

GAS TECHNOLOGY			INDUSTRIAL TECHNOLOGY	
Gas Technology Equipment (GTE)	Gas Technology Services (GTS)	Climate Technology Solutions (CTS)	Industrial Solutions	Industrial Products
GTE + Pumps - CTS	*GTS - CTS*	*CTS will be reported on a standalone basis*	*IET Digital + Condition Monitoring + PSI - CTS*	*Valves & Gears + Inspection - CTS*

KEY BENEFITS:
- Increased transparency around CTS business
- Integrating Asset Performance Management capabilities
- Driving margin through simplification

Targeting 20+% EBITDA Margins by 2025/26

Copyright 2023 Baker Hughes Company. All rights reserved.
1. Nexus Controls sold to GE in April 2023
Note: PSI - Precision Sensors & Instrumentation
Note: FY 2022 Revenues

Baker Hughes

LNG Equipment • Liquefaction module solutions, from large to medium/small production size • Turbo-compression trains • Power Generation solutions • Floating solutions GAS TECHNOLOGY EQUIPMENT & SERVICES OVERVIEW Gas Technology Equipment & Services Supplemented by early Hydrogen & CCUS project development Services • Transactional: spare parts, services, repairs & training • CSAs: planned asset maintenance / risk sharing • Upgrades: rejuvenation, maintenance extension, performance improvement & decarbonization • Digital services and less-manned solutions: remote monitoring, maintenance optimizer, predictive maintenance Onshore and Offshore Production (OOP) • Compression and power generation solutions for hydrocarbon production: extract, gather, treat and process • Electric solutions • De-flaring solutions • Pre-assembled modules • Onshore, offshore and unconventional applications Other product lines Turbomachinery solutions for: • Pipeline & Gas Processing • Refinery & Petrochemical facilities • Industrial Power Generation • Other industrial applications Gas or Electric Driver + Compression + Power Island + Modules Power Gen + Compression Illustrative FPSO Illustrative LNG Facility Illustrative Industrial Complex Illustrative Pipeline Power Gen + Compression + Pumps Gas/Steam turbines + Compression 19 Note: Re-alignment of product lines effective October 1st 2023 Copyright 2023 Baker Hughes Company. All rights reserved.

CLIMATE TECHNOLOGY SOLUTIONS OVERVIEW 20

Climate Technology Solutions

CCUS, Hydrogen, Clean Power & Emissions Abatement Capabilities

Hydrogen

- Turbines: 100% H_2-ready
- Compression: 2,000 installed
- Pumps: acid-gas removal
- Valves: for all H_2 applications

Clean Power

- NET Power: Developing turboexpander for Zero-Emissions Power Plants
- Microgrids: providing H_2 power gen and heat recovery systems

Emissions Abatement

- flare.IQ: Monitor, reduce and control emissions



H_2 Turbines + H_2 compressors +H_2 Pumps & Valves
Illustrative H_2 Power Gen
Illustrative Ammonia Facility
Illustrative Compact Carbon Capture facility
Illustrative CO_2 Offshore Storage
Illustrative CO_2 Offshore Storage
Illustrative CO_2 Onshore Storage
Illustrative NET Power facility
Turboexpander + CO_2 Compression & Pumps
Illustrative CO_2 Compression Station
Illustrative carbon emitting facility
flare.IQ
Enhanced Oil Recovery
Monitoring
Sequestration
Carbon Capture, CO_2 Compression, EOR & Storage Wells, CO_2 Monitoring

CCUS

- Capture: range of capture solutions
- Compression: portfolio of compression solutions
- Utilization: bio-methanation, E-fuels, Zero-emission power
- Storage: CO_2 storage, EOR, monitoring

Copyright 2023 Baker Hughes Company. All rights reserved.

Note: Re-alignment of product lines effective October 1st 2023

Copyright 2023 Baker Hughes Company. All rights reserved. Condition Monitoring • Condition monitoring and protection devices • Advanced machinery diagnostic software solutions Inspection Sensing: • Ultrasonic • Film, radiography remote visual, X-ray Software & Services: • Pre-commissioning services (pipelines) • Remote monitoring Valves & Gears • Process, control & safety valves • Gears and bearings Precision Sensors & Instrumentation (PSI) • Flow, gas, moisture (Panametrics) • Nuclear instrumentation and downhole (Reuter-Stokes) • Pressure (Druck) INDUSTRIAL SOLUTIONS & PRODUCTS OVERVIEW Industrial Solutions & Products Ensuring safety, reliability and higher throughput yield with continuous monitoring Illustrative Industrial Complex Bently Nevada X-Ray & Pipeline Inspection Equipment Valves & Gears Sensors used to monitor a variety of risks 21 Industrial Solutions Industrial Products Note: Re-alignment of product lines effective October 1st 2023

Copyright 2023 Baker Hughes Company. All rights reserved. Asset Health Asset Strategy Asset Inspections Yield Throughput Energy & Emissions Asset Performance Management Process Optimization 9+ million sensors on industrial assets 20+ Years of flagship software capabilities 120+ Years of industrial inspection excellence Emissions management and advisory Best-in-class AI & Machine-learning models Cordant is an integrated suite of solutions that connects Baker Hughes critical capabilities for asset performance management and process optimization IET DIGITAL Introducing Process & Pipeline Services Baker Hughes’ Holistic Industrial Asset Management Services 22

23IET SEGMENT RESULTS Strong revenue growth driven by Gas Tech Equipment backlog conversion IET Revenues & EBITDA Margin 2Q’23 IET – Gas Technology Revenues 2Q’23 IET – Industrial Technology Revenue Growth1,2 • Revenue growth +34% YoY & 14% QoQ driven by execution of backlog across all product lines • Gas Technology Equipment revenue up 80% YoY & 21% QoQ driven by execution of project backlog • Gas Technology Services revenue was up 21% YoY (7% excluding the impact from Russia) driven by strong transactional services and upgrade projects • Industrial Technology solid double-digit revenue growth YoY across all business units … Nexus Controls sale to GE finalized in April‘23 • IET EBITDA margin rate of 14.9% down YoY due to mix / higher R&D $1,816 $2,138 $2,438 15.7% 13.9% 14.9% 0% 5% 10% 15% 20% 1,000 1,500 2,000 2,500 2Q'22 1Q'23 2Q'23 EB IT D A M ar gi n $ M ill io ns EBITDA margin is a non-GAAP measure – see appendix for GAAP to non-GAAP reconciliations 1. Excluding the sale of Nexus Controls, PSI revenue increased 12% YoY during the second quarter (Nexus 2Q’22 revenue of $54M vs. 2Q’23 revenue of $1M). 2. Excluding the acquisition of Quest Integrity, Inspection revenue increased 8% YoY during the second quarter (Quest Integrity 2Q’22 revenue of $4M vs. 2Q’23 Revenue of $44M). Note: Results for 2Q’23 16% 24% 12% (32)%(35%) (25%) (15%) (5%) 5% 15% 25% 35% Condition Monitoring Inspection Pumps, Valves & Gears PSI & Controls C ha ng e Yo Y Copyright 2023 Baker Hughes Company. All rights reserved. $556 $827 $999 $542 $591 $658$1,098 $1,418 $1,658 - 500 1,000 1,500 2,000 2Q'22 1Q'23 2Q'23 $ M ill io ns Gas Tech - Services Gas Tech - Equipment Industrial & Energy Technology (IET) Results

$864 $1,891 $1,611 $788 $702 $790 0 1,000 2,000 2Q'22 1Q'23 2Q'23 $ M ill io ns Gas Tech - Equipment Gas Tech - Services $1,651 $1,594 $3,392 $2,593 $2,402 $816 $763 $897 $940 $880 $2,467 $2,357 $4,289 $3,533 $3,282 0 1,000 2,000 3,000 4,000 5,000 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 $ M ill io ns Industrial Tech Gas Tech 24IET SEGMENT RESULTS Industrial & Energy Technology (IET) Orders Strong orders driven by continued strength in LNG & Onshore/Offshore Production IET Orders Gas Technology Orders IET RPO (Remaining Performance Obligations) See Appendix for additional time periods. Note Results for 2Q’23 • $3.3B of orders up 33% YoY driven by Gas Tech Equipment up 87% YoY due to award of Rio Grande LNG for 3 liquefaction trains • IET Book-to-bill of 1.3x; RPO of $27.5 up 4% QoQ and 24% YoY • Industrial Tech orders up 8% YoY up 10% excluding impacts from the Quest acquisition and the disposition of Nexus • >$100M New Energy orders in 2Q, mainly driven by Hydrogen • >$80M IET Digital orders in 2Q • Gas Tech Equipment RPO of $11.4B, up 9% QoQ and 60% YoY Copyright 2023 Baker Hughes Company. All rights reserved. $7.1 $10.5 $11.4 $13.0 $13.6 $13.9 $2.1 $2.4 $2.2$22.3 $26.5 $27.5 0 5 10 15 20 25 30 2Q'22 1Q'23 2Q'23 $ Bi lli on s Gas Tech - Equipment Gas Tech - Services Industrial Tech

IET TARGETS

25

IET strategy and execution

Creating a market leader for a net-zero economy

Capitalize on macro tailwinds	• Natural gas leader across value chain, with significant LNG presence • Leading compression and gas turbine technology, driving differentiation across multiple markets • Growing installed base and service franchise
Invest in new strategic initiatives	• Growing in industrial markets, leveraging flow control and condition monitoring expertise • Grow CTS in CCUS, H_2, clean power and emissions management • Develop IET Digital capabilities for energy and industrial customers
Portfolio integration & actions	• Appointed new head of IET – Ganesh Ramaswamy • Removing layers of legacy DS management and integrating under IET management team • In process of executing actions to achieve at least $50 million in cost out • Streamlining and re-positioning supply chain • Integration of key technologies (Bently Nevada, Inspection) through IET Digital

Pathway to 20+% EBITDA margin target


17%
IET 2022
Volume/mix
Cost synergies
Supply chain & product design
20+%
IET '25-'26

Financial targets

$50+M
Cost out in 2023

20+%
EBITDA[1]

20%[1]
ROIC[2]

Copyright 2023 Baker Hughes Company. All rights reserved.

1. Target for 2025/2026.
2. Target for 2025 / 2026. Note: ROIC is defined as NOPAT / (non-cash net working capital + PP&E+ Goodwill + Intangibles)

EBITDA is a non-GAAP measure – see appendix for non-GAAP to GAAP reconciliations.

Baker Hughes

Oilfield Services & Equipment Copyright 2023 Baker Hughes Company. All rights reserved.26

OFSE MACRO OUTLOOK Copyright 2023 Baker Hughes Company. All rights reserved. International is the primary growth driver KEY OFSE THEMES:UPSTREAM CAPEX VS. OIL DEMAND 1: Baker Hughes well positioned to capture strong international and offshore growth momentum. NAM exposure mitigated by portfolio and customer mix Middle East & Latin America activity continues to grow Increasing activity in SSA and emerging opportunities in SE Asia Excluding Russia & Altus, Int’ l OFS revenues up 20% YoY in 1H’23 Offshore cycle remains robust On track to exceed 300 X-tree orders for the second consecutive year Possible to see this level of activity maintained for the next 2 -3 years NAM activity trending weaker Capital discipline coupled with price volati l ity has subdued activity Peaking well productivity & basin consolidation could further dull growth prospects 1. Source: Wood Mackenzie – Oil Demand: Energy Transition Tool. – Upstream Capex: Lens Direct Multi-year upstream spending cycle provide OFSE tailwinds While North America spending is slowing, International momentum remains strong 0 20 40 60 80 100 0 200 400 600 800 2010 2012 2014 2016 2018 2020 2022 2024 O il D em an d M M b/ d C ap ex $ M Favorable brownfield spending trends Increasing focus on brownfield vs. greenfield by upstream customers 27

Oilfield Services & Equipment (OFSE) Copyright 2023 Baker Hughes Company. All rights reserved. OFSE PORTFOLIO OVERVIEW North America $3.8B Latin America $2.1B Europe/CIS/SSA $2.5B Middle East/Asia $4.9B 28% 16% 19% 37% OFSE 2022 REGIONAL SPLIT $13.2B Production Solutions Subsea & Surface Pressure Systems Well Construction Completions, Intervention & Measurements $3.9B $3.6B $3.6B $2.2B • Artificial Lift Systems • Oilfield & Industrial Chemicals • Subsea Projects & Services • Flexible Pipe Systems • Surface Pressure Control • Drilling Services • Drill Bits • Drilling & Completion Fluids • Completions & Well Intervention • Wireline Services • Cementing • International Pressure Pumping Oilfield Services & Equipment Reporting Segment – Revenue FY 2022 Onshore Offshore ~60% ~40% OFSE 2022 ONSHORE OFFSHORE SPLIT $13.2B 28

Subsea & Surface Pressure Systems (SSPS) Well Construction Completions, Intervention & Measurements (CIM) OFSE expertise spans the lifecycle of the field Production focused portfolio, positioned to enhance recovery and reduce emissions OFSE PORTFOLIO OVERVIEW Production Solutions Drill Bits Drilling Services Drilling & Completion Fluids Artificial Lift Systems Oilfield & Industrial Chemicals Wireline Services Completions & Well Intervention Cementing International Pressure Pumping Subsea Projects & Services Surface Pressure Control Flexible Pipe Systems 29

OFSE STRATEGY

30

Developing new solutions for current and evolving markets

Digital

Connecting our leading technology to digital applications that drive enhanced customer outcomes

Leucipa™
Production Automation

"The shortest cycle barrel isn't delivered by drilling new wells. It's by optimizing the thousands of producing wells worldwide that are currently underperforming"

Leucipa™ is an agnostic, recommendation-led SaaS offering that will optimize customer's fields through production automation across six disciplines:

- Artificial lift
- Power
- Fluids handling
- Chemicals
- Field intelligence
- Life of field activity scheduling

CORVA

Baker Hughes forms strategic digital collaboration to enhance customer well construction efficiency

New Energy

Leveraging subsurface to surface portfolio to provide long-term growth in New Energy markets

Geothermal

Well positioned through subsurface and power generation expertise to be a technology partner of choice[1]



CCUS

Leading CO_2 storage technology provider

Copyright 2023 Baker Hughes Company. All rights reserved.

1. Image of the Mahanagdong geothermal facility which utilizes GreenFire's technology - courtesy of the Energy Development Corporation - the Philippines' largest geothermal producer.

Baker Hughes

5% 6% 16% 9% 0% 5% 10% 15% 20% North America Latin America Eur/CIS/SSA Middle East / Asia C ha ng e Q oQ 31OFSE SEGMENT RESULTS Oilfield Services & Equipment (OFSE) Results Strong performance driven by international and offshore markets OFSE Revenues & EBITDA Margin OFSE RPO (Remaining Performance Obligations) 2Q’23 OFSE – Revenue Growth by Geography1 • Revenue up 8.4% QoQ and 20.0% YoY … growth in traditional OFS business, aided by increased SSPS revenues • EBITDA margin rate 16.4% … up 20 bps QoQ, primarily driven by pricing & productivity, partially offset by higher SSPS mix • Broad-based international growth … excluding SSPS & Altus international revenue was up 12% QoQ, with solid growth across all regions except NAM (-1% QoQ) • OFSE RPO increases driven by Subsea & Flexibles order momentum … OFSE RPO, which is almost entirely SSPS, grew 65% YoY and 11% QoQ to $3.5B EBITDA margin is a non-GAAP measure – see appendix for GAAP to non-GAAP reconciliations 1. Note Europe/CIS/SSA QoQ revenue growth of 6% excluding the acquisition of Altus Intervention (2Q’23 revenues of US$57M). 2. WC – Well Construction, CIM – Completions, Intervention & Measurement, PS – Production Solutions, SSPS – Subsea & Surface Pressure Systems. Note CIM QoQ revenue growth of 13% excluding the acquisition of Altus Intervention (2Q’23 Revenues of US$67M). Note; Results for 2Q’23 $3,230 $3,577 $3,877 14.5% 16.2% 16.4% 0% 10% 20% - 1,000 2,000 3,000 4,000 2Q'22 1Q'23 2Q'23 EB IT D A M ar gi n $ M ill io ns Copyright 2023 Baker Hughes Company. All rights reserved. $2.3B $2.1B $2.4B $2.6B $3.1B $3.5B 0.0 1.0 2.0 3.0 4.0 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 $ Bi lli on s

OFSE TARGETS

32

OFSE strategy and execution

Positioned for cyclical upturn and preparing for new energy order

Capitalize on macro tailwinds	• Multiyear upstream cycle to bolster growth • Well positioned in key markets – Middle East, Latin America, NAM & offshore • Continue to high grade portfolio and geographic footprint, rationalize cost base
Invest in new strategic initiatives	• Build upon current portfolio to develop integrated production solutions • Develop geothermal and carbon storage technologies • Accelerate commercialization of key technologies • Invest and develop digital application focused business
Portfolio integration & actions	• Executing at least $60 million in cost out by end 2023 through legacy OFS/OFE integration • Removed layers of legacy OFE management and integrated under OFS management team • Rationalizing 40-50% of subsea tree capacity in Latin America & Asia and outsourcing basic machining • Leverage combined engineering, supply chain & commercial resources

Pathway to 20+% EBITDA margin target


15.5%
Volume
Chemicals normalization
Cost synergies
Supply chain & product cost
20+%
OFSE 2022
OFSE '24-'25

Financial targets

$60+M
Cost out in 2023

20+%
EBITDA[1]

15%
ROIC[2]

Copyright 2023 Baker Hughes Company. All rights reserved.

1. 2024 / 2025 target. Note: ROIC is defined as NOPAT / (non-cash net working capital + PP&E+ Goodwill + Intangibles)
2. 2024 / 2025 target

EBITDA is a non-GAAP measure – see appendix for non-GAAP to GAAP reconciliations

Baker Hughes

Sustainability, Management & Board of Directors Overview Copyright 2023 Baker Hughes Company. All rights reserved.33

SUSTAINABILITY

34

Committed to sustainability

Led by our purpose of making energy cleaner, safer, and more efficient for people and the planet


28%
Reduction in Scope 1&2 GHG emissions vs. 2019







DRIVING CARBON FOOTPRINT REDUCTION

Reduction in Baker Hughes Scope 1 and 2 GHG emissions compared to 2019 baseline

- Investing in low carbon energy technologies enabling customer's emissions reduction
- We are now reporting on 10 categories of Scope 3 emissions
- 26% of Baker Hughes electricity comes from renewables or zero-carbon sources, up 2% YoY

HEALTH, SAFETY & WELLNESS

Providing a safe and healthy workplace for all

- Achieved 217 Perfect HSE days, up 6% from 2021
- We offer more than 230 unique HSE courses including foundational training required for all employees, workplace and job specific training, and human-performance leadership training for managers.

COMMITTED TO DIVERSITY, EQUITY AND INCLUSION

Enacting new programs to promote inclusion and diversity

- Recognized as "DEI best places to work for disability inclusion" by *Disability:IN* with score of 90% by participating in Disability Inclusion Index
- In May 2023, we published our 2022 Diversity, Equity, and Inclusion Annual Report
- Updated process to evaluate and reconcile pay equity across the company

ETHICS, COMPLIANCE, AND TRANSPARENCY

Improving external reporting & internal processes

- 97% of all employees completed annual Code of Conduct training, including training on ethics, compliance, and anti-corruption
- 100% of enterprise security personnel trained in human rights policies or procedures
- 99% of governance body members have received training on anti-corruption[1]

Copyright 2023 Baker Hughes Company. All rights reserved.
Source: Baker Hughes Sustainability Report https://www.bakerhughes.com/company/corporate-responsibility
1. 26 Governance body members include 116 Senior Executive Band and above employees, which include the most senior-level managers and individual contributors, such as Vice Presidents and above.
Note: Results for 2Q'23

Baker Hughes

Principles Doing the right thing, always People Fostering diversity, equity, and inclusion Baker Hughes Corporate Responsibility framework Copyright 2023 Baker Hughes Company. All rights reserved. SUSTAINABIL ITY Awarded B rating by CDP Awarded AA ESG rating by MSCI Awarded A+ ESG rating by Refinitiv Baker Hughes ESG ratings and rankings Planet The dual challenge of energy & climate Awarded Silver Medal by ecovadis #1 for customers in the energy equipment & services sector by JUST Capital Note ratings as of Dec 31, 2022. 35

Baker Hughes Management Team Copyright 2023 Baker Hughes Company. All rights reserved. BAKER HUGHES MANAGEMENT TEAM Lorenzo Simonelli Chairman & Chief Executive Officer Nancy Buese Chief Financial Officer Jim Apostolides SVP Enterprise Operational Excellence Ganesh Ramaswamy EVP IET Maria Claudia Borras EVP OFSE Jeff Fleece Chief Information Officer Deanna Jones EVP People, Communications & Transformation 36

Baker Hughes Board of Directors Copyright 2023 Baker Hughes Company. All rights reserved. BAKER HUGHES BOARD OF DIRECTORS Lorenzo Simonelli Chairman & CEO • President & CEO of Baker Hughes since 2017 • Board member of Iveco Group N.V. W. Geoffrey Beattie Lead Independent Director • CEO of Generation Capital since 2013 • Board member of Maple Leaf Foods & Fiera Capital Corp. • Finance and Governance & Corporate Responsibility committees Gregory D. Brenneman • Executive Chairman of CCMP Capital Advisors, LLC, since 2016 • Board member of Hayward Holdings & The Home Depot • Audit and Finance committees Cynthia B. Carroll • CEO of Anglo American plc from 2007 to 2013 • Board member of Glencore, Pembina Pipeline Corp., and Hitachi, LTD. • Audit and Human Capital & Compensation committees Nelda J. Connors • Founder & CEO of Pine Grove Holdings, LLC • Board member of Otis Worldwide Corp., Zebra Technologies Corp., BorgWarner & Boston Scientific • Governance & Corporate Responsibility and Human Capital & Compensation committees Michael R. Dumais • Former Chief Transformation Officer at Raytheon Technologies • Previously EVP of Operations & Strategy at United Technologies • Finance and Governance & Corporate Responsibility committees Lynn L. Elsenhans • President & CEO of Sunoco, Inc. from 2009 to 2012 • Board member of Saudi Aramco • Governance & Corporate Responsibility and Human Capital & Compensation committees John G. Rice • Chairman of GE Gas Power from 2018 to 2020 • CEO of GE Global Growth Organization from 2010 to 2017 • Board member of AIG • Audit and Finance committees Mohsen Sohi • CEO of Freudenberg & Co. since 2012 • Board member of STERIS plc • Audit and Human Capital & Compensation committees 37

Incentive compensation metrics aligned to shareholder returns Copyright 2023 Baker Hughes Company. All rights reserved. INCENTIVE COMPENSATION METRICS Short-term • 70% financial metrics − Free cash flow (35% weighted) − Adjusted EBITDA (25% weighted) − Revenue (10% weighted) • 30% Strategic Blueprint priorities* Long-term • Relative return on invested capital (50% weighted) • Relative free cash flow conversion (50% weighted) • Added multiplier for Total Shareholder Return performance *The Strategic Blueprint priorities consist of the following performance objectives: (1) safety and compliance; (2) growth and capital allocation; (3) ESG and Leadership; (4) shareholder returns (2023 framework) 38

Appendix Copyright 2023 Baker Hughes Company. All rights reserved.39

FINANCIALS

40

Strong balance sheet and solid cash flow

STRONG BALANCE SHEET

Strong balance sheet enables financial flexibility

1.1X[1]

Net debt / LTM Adj. EBITDA

A3/A-

Credit Ratings from Moody's and S&P

$5.8B[2]

Total Liquidity

Committed to investment grade rating

PRIORITIZING FREE CASH FLOW

Portfolio focused on maximizing free cash flow generation

$0.6B[3]

FCF in 2Q'23

+$0.5B

vs. 2Q'22

69%[3]

FCF conversion in 2Q'23

Targeting 50+% FCF conversion through-cycle

Copyright 2023 Baker Hughes Company. All rights reserved.

1. Net Debt / LTM Adj. EBITDA is a non-GAAP measure – see appendix for GAAP to non-GAAP reconciliations
2. As of June, 30 2023: Cash and cash equivalents of $2,805 million and a $3 billion committed unsecured revolving credit facility
3. FCF Conversion = FCF / Adj. EBITDA. FCF & Adj. EBITDA are non-GAAP measures – see appendix for GAAP to non-GAAP reconciliations

Baker Hughes

Baker Hughes financial results F INANCIAL OVERVIEW Strong financial execution BKR Orders & Revenues Segment Revenue & EBITDA Copyright 2023 Baker Hughes Company. All rights reserved. Adj. Op income, Adj. EBITDA and FCF are non-GAAP measure – see appendix for GAAP to non-GAAP reconciliations $23.8 $20.7 $20.5 $21.2 $5.0 $6.3 $27.0 $20.7 $21.7 $26.8 $5.9 $7.5 0 10 20 30 2019 2020 2021 2022 2Q'22 2Q'23 US $ bi lli on s Revenue Orders Adj. Op Income (non-GAAP) $1.6 $1.0 $1.6 $1.9 $0.4 $0.6 Adj. Op Inc. % 6.7% 5.0% 7.7% 9.1% 7.5% 10.0% D&A $1.4 $1.3 $1.1 $1.1 $0.3 $0.3 Adj. EBITDA (non-GAAP) $3.0 $2.4 $2.7 $3.0 $0.7 $0.9 Adj. EBITDA % 12.7% 11.4% 13.1% 14.1% 12.9% 14.4% Free Cash Flow $1.2 $0.5 $1.8 $1.1 $0.1 $0.6 FCF Conv. % 38% 22% 68% 37% 23% 69% IET 36% OFSE 64% IET 39% OFSE 61% • $31B RPO - $11.4B Gas Tech Equipment RPO; $13.9B Gas Tech Services RPO • Booked $2.4B of orders in Gas Technology in 2Q’23 – solid quarter supported by LNG & Onshore/Offshore production; $1.1B of orders in SSPS 2Q’23 Segment EBITDA2Q’23 Revenue (US$ billions) 41

APPENDIX

42

GAAP to Non-GAAP reconciliations

Reconciliation of Cash Flow From Operating Activities to Free Cash Flow *(in millions)*

Cash flow reconciliation

	TY2018	TY2019	TY2020	1Q2021	2Q2021	3Q2021	4Q2021	TY2021	1Q2022	2Q2022	3Q2022	4Q2022	TY2022	1Q2023	2Q2023
Cash flow from operating activities (GAAP)	1,762	2,126	1,304	678	506	416	773	2,374	72	321	597	898	1,888	461	858
Add: cash used in capital expenditures, net of proceeds from disposal of assets	(537)	(976)	(787)	(180)	(121)	(111)	(129)	(541)	(177)	(174)	(180)	(241)	(772)	(264)	(235)
Free cash flow (Non-GAAP)	1,225	1,150	518	498	385	305	645	1,832	(105)	147	417	657	1,116	197	623

Reconciliation of Operating Income to Adjusted EBITDA and Adjusted EBITDA Margin *($ in millions)*

Operating income (GAAP) to adjusted EBITDA reconciliation

	TY2018	TY2019	TY2020	1Q2021	2Q2021	3Q2021	4Q2021	TY2021	1Q2022	2Q2022	3Q2022	4Q2022	TY2022	1Q2023	2Q2023
Revenue	22,877	23,838	20,705	4,782	5,142	5,093	5,485	20,502	4,835	5,047	5,369	5,905	21,156	5,716	6,315
Operating Income (loss) (GAAP)	701	1,074	(15,978)	164	194	378	574	1,310	279	(25)	269	663	1,185	438	514
Less: Merger, Impairment, Restructuring & Other	(691)	(528)	(17,018)	(106)	(139)	(24)	3	(266)	(70)	(402)	(235)	(29)	(735)	(74)	(117)
Adjusted Operating Income (Non-GAAP)	1,391	1,602	1,040	270	333	402	571	1,576	348	376	503	692	1,920	512	631
Add: Depreciation & Amortization	1,486	1,418	1,317	292	278	262	273	1,105	277	275	254	255	1,061	269	276
Adjusted EBITDA (Non-GAAP)	2,877	3,020	2,357	562	611	664	844	2,681	625	651	758	947	2,981	782	907
Adjusted EBITDA Margin (Non-GAAP)[1]	12.6%	12.7%	11.4%	11.7%	11.9%	13.0%	15.4%	13.1%	12.9%	12.9%	14.1%	16.0%	14.1%	13.7%	14.4%

Reconciliation of Net Debt to Last Twelve Months (LTM) Adjusted EBITDA *($ in millions)*

Net Debt to Last Twelve Months (LTM) Adjusted EBITDA

	2Q2023
Short-term debt and current portion of long-term debt	797
Long-term debt	5,847
Total debt	**6,644**
Less: Cash and cash equivalents	2,805
Net Debt	3,839
LTM Adj. EBITDA	3,394
Net debt / LTM Adj. EBITDA	1.1X

Copyright 2023 Baker Hughes Company. All rights reserved.

Note: certain columns and rows may not add up due to the use of rounded numbers.

1. Adjusted EBITDA divided by Total Revenue

Baker Hughes

OFSE & IET reconciliations APPENDIX FY 2019 FY 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 FY 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 FY 2022 1Q2023 2Q2023 Oilfield Services & Equipment 16,419 12,304 2,544 3,040 3,136 3,077 11,798 3,270 3,392 3,707 3,721 14,089 4,100 4,192 Gas Technology - Equipment 4,179 3,014 622 561 765 1,912 3,860 2,086 864 882 2,601 6,432 1,891 1,611 Gas Technology - Services 2,821 2,631 607 733 742 821 2,903 671 788 713 791 2,962 702 790 Total Gas Technology 7,001 5,645 1,229 1,294 1,507 2,733 6,763 2,757 1,651 1,594 3,392 9,395 2,593 2,402 Total Industrial Technology 3,554 2,765 767 759 735 846 3,108 810 816 763 897 3,285 940 880 Industrial & Energy Technology 10,555 8,410 1,996 2,053 2,242 3,579 9,870 3,567 2,467 2,357 4,289 12,680 3,533 3,282 Total Orders 26,973 20,714 4,541 5,093 5,378 6,656 21,668 6,837 5,860 6,063 8,009 26,770 7,632 7,474 Orders by Reporting Segment (in millions) Note: certain columns and rows may not add up due to the use of rounded numbers. 43 Copyright 2023 Baker Hughes Company. All rights reserved.

APPENDIX

44

OFSE & IET reconciliations

Consolidated Revenue by Reporting Segment and Product Line *(in millions)*

	FY 2019	FY 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021	FY 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022	TY 2022	1Q2023	2Q2023
Well Construction	4,222	3,257	743	800	844	914	3,301	883	936	991	1,043	3,854	1,061	1,076
Completions, Intervention & Measurements	4,491	3,614	716	782	791	817	3,106	781	886	920	972	3,559	909	1,090
Production Solutions	4,175	3,269	740	777	783	835	3,135	825	866	931	965	3,587	938	959
Subsea & Surface Pressure Systems	2,921	2,844	628	637	603	619	2,486	528	541	561	599	2,230	670	752
Oilfield Services & Equipment	**15,809**	**12,984**	**2,827**	**2,995**	**3,021**	**3,185**	**12,028**	**3,017**	**3,230**	**3,403**	**3,579**	**13,229**	**3,577**	**3,877**
Gas Technology - Equipment	1,958	2,421	733	795	703	686	2,916	543	556	610	851	2,560	827	999
Gas Technology - Services	2,710	2,475	573	636	661	829	2,700	581	542	629	690	2,441	591	658
Total Gas Technology	4,668	4,896	1,306	1,431	1,364	1,516	5,616	1,124	1,098	1,239	1,541	5,002	1,418	1,658
Condition Monitoring	647	581	136	147	129	149	562	126	133	131	155	545	140	154
Inspection	1,189	865	204	236	249	259	949	212	257	259	267	995	254	318
Pumps, Valves & Gears	868	809	179	197	198	226	801	221	194	199	212	826	201	217
PSI & Controls	656	570	130	136	131	149	546	136	135	138	150	559	125	92
Total Industrial Technology	3,360	2,824	648	717	708	784	2,857	694	718	728	784	2,925	721	780
Industrial & Energy Technology	**8,028**	**7,721**	**1,954**	**2,148**	**2,072**	**2,300**	**8,473**	**1,818**	**1,816**	**1,967**	**2,325**	**7,926**	**2,138**	**2,438**
Total Revenue	**23,838**	**20,705**	**4,782**	**5,142**	**5,093**	**5,485**	**20,502**	**4,835**	**5,047**	**5,369**	**5,905**	**21,156**	**5,716**	**6,315**

Oilfield Services & Equipment Geographic Revenue *($ in millions)*

	FY 2019	FY 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021	FY 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022	TY 2022	1Q2023	2Q2023
North America	5,095	3,107	681	719	753	751	2,904	823	925	986	1,030	3,764	992	1,042
Latin America	1,677	1,447	379	411	436	454	1,681	440	509	549	601	2,099	661	698
Europe/CIS/Sub-Saharan Africa	3,138	2,846	649	695	726	795	2,865	660	660	586	577	2,483	581	672
Middle East/Asia	5,900	5,584	1,118	1,170	1,106	1,185	4,579	1,094	1,136	1,282	1,371	4,883	1,345	1,465
Oilfield Services & Equipment	**15,809**	**12,984**	**2,827**	**2,995**	**3,021**	**3,185**	**12,028**	**3,017**	**3,230**	**3,403**	**3,579**	**13,229**	**3,577**	**3,877**
North America	5,095	3,107	681	719	753	751	2,904	823	925	986	1,030	3,764	992	1,042
International	10,714	9,877	2,146	2,275	2,269	2,434	9,124	2,194	2,305	2,417	2,549	9,465	2,586	2,835

Copyright 2023 Baker Hughes Company. All rights reserved.

Note: certain columns and rows may not add up due to the use of rounded numbers.

Baker Hughes

APPENDIX

45

OFSE & IET GAAP to Non-GAAP reconciliations

Reconciliation of Operating Income (Loss) by Segment (GAAP) to EBITDA (non-GAAP) *(in millions)*

Operating income (loss) by Segment (GAAP)	FY 2019	FY 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021	FY 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022	TY 2022	1Q2023	2Q2023
Oilfield Services & Equipment	972	506	147	199	204	280	830	213	249	324	416	1,201	371	417
Industrial & Energy Technology	1,062	998	231	245	304	397	1,177	241	236	282	377	1,135	241	311
Segment operating income	2,035	1,504	379	444	508	676	2,006	453	485	606	792	2,336	612	728
Corporate	(433)	(464)	(109)	(111)	(105)	(106)	(429)	(105)	(108)	(103)	(100)	(416)	(100)	(97)
Inventory impairment	—	(246)	—	—	—	—	—	—	(31)	—	—	(31)	(18)	(15)
Goodwill impairment	—	(14,773)	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring, impairment and other	(342)	(1,866)	(80)	(125)	(14)	11	(209)	(61)	(362)	(230)	(29)	(682)	(56)	(102)
Separation related	(184)	(134)	(27)	(15)	(11)	(8)	(60)	(9)	(9)	(5)	—	(23)	—	—
Operating income (loss)	**1,074**	**(15,978)**	**164**	**194**	**378**	**574**	**1,310**	**279**	**(25)**	**269**	**663**	**1,185**	**438**	**514**
Add: Depreciation & Amortization														
Oilfield Services & Equipment	1,160	1,072	233	221	205	215	874	222	221	204	198	845	208	219
Industrial & Energy Technology	219	216	52	53	52	52	208	51	49	45	52	197	56	52
Segment depreciation and amortization	1,379	1,288	285	273	257	267	1,082	272	270	249	250	1,041	264	271
Corporate	39	29	7	5	5	6	23	4	5	5	5	19	5	5
Total depreciation and amortization	**1,418**	**1,317**	**292**	**278**	**262**	**273**	**1,105**	**277**	**275**	**254**	**255**	**1,061**	**269**	**276**
EBITDA by Segment (non-GAAP)														
Oilfield Services & Equipment	2,132	1,578	380	420	409	495	1,704	434	470	528	614	2,046	579	636
Industrial & Energy Technology	1,281	1,214	283	297	356	449	1,385	291	285	327	429	1,332	297	363
Segment EBITDA (non-GAAP)	3,413	2,792	664	717	765	944	3,088	725	755	855	1,042	3,377	876	999
Corporate	(394)	(435)	(102)	(106)	(100)	(100)	(407)	(101)	(103)	(98)	(95)	(397)	(95)	(92)
Inventory impairment	—	(246)	—	—	—	—	—	—	(31)	—	—	(31)	(18)	—
Goodwill impairment	—	(14,773)	—	—	—	—	—	—	—	—	—	—	—	(15)
Restructuring, impairment and other	(342)	(1,866)	(80)	(125)	(14)	11	(209)	(61)	(362)	(230)	(29)	(682)	(56)	(102)
Separation related	(184)	(134)	(27)	(15)	(11)	(8)	(60)	(9)	(9)	(5)	—	(23)	—	—
EBITDA (non-GAAP)	**2,493**	**(14,661)**	**456**	**472**	**640**	**847**	**2,415**	**555**	**250**	**523**	**918**	**2,245**	**708**	**790**

Copyright 2023 Baker Hughes Company. All rights reserved.

Note: certain columns and rows may not add up due to the use of rounded numbers.

Baker Hughes

OFSE & IET GAAP to Non-GAAP reconciliations APPENDIX 3Q 2023 Outlook Range 2023 FY Outlook Range 3Q 2023 FY 2023 Operating Income (loss) by Segment (GAAP) 415 – 475 1,620 – 1,820 Add: Depreciation & Amortization 220 880 EBITDA by Segment (non-GAAP) 635 - 695 2,500 - 2,700 Reconciliation of Operating Income (Loss) by Segment (GAAP) to EBITDA (non-GAAP) Outlook Framework (in millions) 3Q 2023 Outlook Range 2023 FY Outlook Range 3Q 2023 FY 2023 Operating Income (loss) by Segment (GAAP) 300 – 360 1,180 – 1,380 Add: Depreciation & Amortization 55 220 EBITDA by Segment (non-GAAP) 355 – 415 1,400 – 1,600 Oilfield Services & Equipment Industrial & Energy Technology 46 Copyright 2023 Baker Hughes Company. All rights reserved. Note: certain columns and rows may not add up due to the use of rounded numbers.